UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 4, 2016

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2016, Piper Jaffray Companies (the “Company”) appointed Stuart C. Harvey, Jr. to serve as President and Chief Operating Officer of the Company, effective November 7, 2016.

Mr. Harvey, 54, rejoined the Company in August 2015 as a partner and managing director in its merchant banking group. From 1993 to 2003, he was a managing director in the Company’s investment banking department. Prior to rejoining the Company, Mr. Harvey was Chairman, President, and CEO of Ceridian Corporation (“Ceridian”), a provider of human capital management software and services, from August 2010 to October 2013, and Executive Chairman from October 2013 to August 2015. From October 2013 to November 2014, Mr. Harvey was Chairman, CEO, and President of Comdata, Inc., a subsidiary that was split off by Ceridian that operated fleet and corporate card payments and services. From April 2003 to August 2010, Mr. Harvey was with Elavon Global Acquiring Solutions, Inc. (“Elavon”), a wholly owned subsidiary of U.S. Bancorp that provides credit card payment processing solutions, becoming Elavon’s president in 2005 and CEO in 2008.

Mr. Harvey will be eligible to participate in the Company’s standard annual and long-term executive compensation programs.

Mr. Harvey is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.                                        Regulation FD Disclosure.

The Company’s press release, issued October 6, 2016, announcing Mr. Harvey’s appointment is furnished as Exhibit 99 to this Current Report on Form 8-K.

The press release is being furnished pursuant to Item 7.01, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit

99                                  Press Release dated October 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: October 6, 2016	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press release dated October 6, 2016	Furnished Electronically